UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

JAZZ TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32832	20-3320580
(Commission File Number)	(IRS Employer Identification No.)

4321 Jamboree Road
Newport Beach, California 92660

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 435-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

        On December 17, 2008, Jazz Technologies, Inc. (the “Company”) advised Ernst & Young LLP (“Ernst & Young”) that it had been dismissed as the independent registered public accounting firm for the Company effective as of such date. On December 17, 2008, the Company engaged Deloitte and Touche LLP (“Deloitte”) as the new independent registered public accounting firm for the Company. The dismissal of Ernst & Young and the engagement of Deloitte were approved by the Audit Committee of the Board of Directors of Tower Semiconductor Ltd. (“Tower”), the parent of the Company.

        The report of Ernst & Young on the Company’s financial statements as of and for the fiscal year ended December 28, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company’s financial statements for the fiscal year ended December 28, 2007 and in the subsequent interim period through December 17, 2008, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with their report. Ernst & Young was engaged as the Company’s independent auditor on April 13, 2007, as reported on the Company’s Current Report on Form 8-K filed on April 18, 2007; the financial statements of the Company as of and for the fiscal year ended December 31, 2006 and for the period from August 12, 2005 (date of inception) through December 31, 2005 were not audited by Ernst & Young.

        Deloitte Brightman Almagor Zohar, a member of Deloitte Touche Tohmatsu, serves as the principal accountants for Tower. The change by the Company in independent auditors was recommended by Tower’s audit committee in light of the desire to consolidate the outside audit activities for Tower and the Company within the same worldwide audit group.

        The Company provided Ernst & Young with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested it furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Ernst & Young’s letter dated December 17, 2008, is attached as Exhibit 16.1 to this Form 8-K

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Exhibit Description

16.1	Letter from Ernst & Young LLP dated December 17, 2008 to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Jazz Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2008	Jazz Technologies, Inc. By: /s/ Susanna H. Bennett —————————————— Susanna H. Bennett Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter from Ernst & Young LLP dated December 17, 2008 to the Securities and Exchange Commission regarding change in certifying accountant.